                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (date of earliest event reported):

                                 April 25, 2003

                                ENERGYSOUTH, INC.
             (Exact name of registrant as specified in its charter)


         ALABAMA                      333-42057               58-2358943
(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)          Identification No.)

          2828 DAUPHIN STREET
            MOBILE, ALABAMA                             36606
(Address of principal executive offices)             (Zip Code)

               Registrant's telephone number, including area code:
                                 (251) 450-4774

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                                        Exhibit Index at page: 3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     Exhibit
     Number             Description
     ------             -----------
     99.1               EnergySouth, Inc. press release dated April 25, 2003

ITEM 9. REGULATION FD DISCLOSURE.

The following information required to be disclosed pursuant to Item 12 ("Disclosure of Results of Operations and Financial Condition") is being furnished hereunder in accordance with Securities and Exchange Commission Final Rule Release No. 33-8216.

On April 25, 2003, EnergySouth, Inc. (the "Company") issued a press release announcing earnings for the fiscal quarter ended March 31, 2003 and the declaration of a dividend on outstanding Common Stock. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B, subsection 2, of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                ENERGYSOUTH, INC.



Date: April 25, 2003                               By: /s/ G. Edgar Downing, Jr.
                                                       ------------------------
                                                       G. Edgar Downing, Jr.
                                                       Secretary

                                  EXHIBIT INDEX

     Exhibit
     Number             Description
     ------             -----------
     99.1               EnergySouth, Inc. press release dated April 25, 2003

                                       3